                                  Exhibit Index

AMERICAN CENTURY MUNICIPAL TRUST

EXHIBIT     DESCRIPTION

EX-99.a1  Amended and Restated Agreement and Declaration of Trust, dated March
26, 2004 (filed as Exhibit a to Post-Effective Amendment No. 43 to the
Registration Statement of the Registrant on September 28, 2004, File No.
2-91229, and incorporated herein by reference).

EX-99.a2  Amendment No. 1 to the Amended and Restated Agreement and Declaration
of Trust, dated June 30, 2005 (filed as Exhibit a2 to Post-Effective Amendment
No. 46 to the Registration Statement of the Registrant on July 28, 2005, File
No. 2-91229, and incorporated herein by reference).

EX-99.a3  Amendment No. 2 to the Amended and Restated Agreement and Declaration
of Trust, dated December 12, 2005 (filed as Exhibit 1(c) to the Registration
Statement on Form N-14 of the Registrant on December 22, 2005, File No. 2-91229,
and incorporated herein by reference).

EX-99.b   Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to Post-Effective Amendment No. 44 to the Registration Statement of the
Registrant on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.c   Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Declaration of Trust, appearing as Exhibit a1 herein and Article II, Article VII, Article VIII, and Article IX of Registrant's
Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1   Management Agreement with American Century Investment Management,
Inc., dated August 1, 2006.

EX-99.d2   Management Agreement with American Century Investment Management,
Inc., dated March 30, 2006 (filed as Exhibit d2 to Post-Effective Amendment No.
50 to the Registration Statement of the Registrant on July 31, 2006, File No.
2-91229, and incorporated herein by reference).

EX-99.e1   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated April 28, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 117 to the Registration Statement of American
Century Mutual Funds, Inc. on April 28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.e2   Form of Dealer/Agency Agreement (filed as Exhibit e2 to Pre-Effective
Amendment No. 1 to the Registration Statement of American Century Growth Funds,
Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

EX-99.g1   Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc., File No. 2-14213, on February
28, 1997, and incorporated herein by reference).

EX-99.g2   Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust, File No.
2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II,
Inc., File No. 333-46922, on January 9, 2001, and incorporated herein by reference).

EX-99.g4   Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated May 1, 2004 (filed as
Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement of
American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5   Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6   Amendment No. 3 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 31, 2006 (filed as Exhibit g6 to Pre-Effective Amendment No. 1 to the Registration Statement of
American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and
incorporated herein by reference).

EX-99.g7   Registered Investment Company Custody Agreement with Goldman, Sachs
& Co., dated February 6, 2006 (filed as Exhibit 6 to Post-Effective
Amendment No. 49 to the Registration Statement of the Registrant on March 9,
2006, File No. 2-91229, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, File No.
2-99222, on July 31, 1997, and incorporated herein by reference).

EX-99.h2   Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit b9b to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998, and
incorporated herein by reference).

EX-99.h3   Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement of American
Century California Tax-Free and Municipal Funds, File No. 2-82734, on December
29, 2000, and incorporated herein by reference).

EX-99.h4   Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust, File No. 2-99222, on July 31, 2001, and
incorporated herein by reference).

EX-99.h5   Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.h6   Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on June 28, 2002, and incorporated herein by reference).

EX-99.h7   Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement of the Registrant,
File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.h8   Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable Portfolios II, Inc., File No. 333-46922, on December 23, 2002, and
incorporated herein by reference).

EX-99.h9   Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10  Amendment No. 9 to the Transfer Agency Agreement with American
Century Services, LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h11  Amendment No. 10 to the Transfer Agency Agreement with American
Century Services, LLC, dated September 29, 2005 (filed as Exhibit h11 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.h12  Amendment No. 11 to the Transfer Agency Agreement with American
Century Services, LLC, dated March 30, 2006 (filed as Exhibit h12 to
Post-Effective Amendment No. 50 to the Registration Statement of the Registrant
on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.h13  Amendment No. 12 to the Transfer Agency Agreement with American
Century Services, LLC, dated April 28, 2006 (filed as Exhibit h13 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 28, 2006, File No. 33-19589,
and incorporated herein by reference).

EX-99.h14  Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust, File
No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h15  Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as
Exhibit h13 to Post-Effective Amendment No. 40 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h16  Customer Identification Program Reliance Agreement (filed as Exhibit
h2 to Pre-Effective Amendment No. 1 to the Registration Statement of American
Century Growth Funds, Inc. File No. 333-132114, on May 30, 2006, and
incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel, dated March 9, 2006 (filed as Exhibit
i to the Registration Statement on Form N-14 of the Registrant on March 9, 2006,
File No. 2-91229, and incorporated herein by reference).

EX-99.j1   Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated September 22, 2006.

EX-99.j2   Power of Attorney, dated August 25, 2006 (filed as Exhibit j2 to
Post-Effective Amendment No. 45 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 1, 2006, File No. 33-19589,
and incorporated herein by reference).

EX-99.j3   Secretary's Certificate, dated August 25, 2006 (filed as Exhibit j3 to Post-Effective Amendment No. 45 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 1, 2006, File No. 33-19589,
and incorporated herein by reference).

EX-99.m1   Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Target
Maturities Trust, File No. 2-94608, on April 17, 2001, and incorporated herein by reference).

EX-99.m2   Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust, File No. 2-99222, on July 31, 2001, and
incorporated herein by reference).

EX-99.m3   Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.m4   Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust, File No. 33-65170, on June 28, 2002, and incorporated herein by reference).

EX-99.m5   Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m5 to
Post-Effective Amendment No. 35 to the Registration Statement of the Registrant,
File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.m6   Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to
Post-Effective Amendment No. 42 to the Registration Statement of the Registrant,
File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.m7   Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc., File No. 33-19589, on April 29, 2004,
and incorporated herein by reference).

EX-99.m8   Amendment No. 7 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and
incorporated herein by reference).

EX-99.m9   Amendment No. 8 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 29, 2005 (filed as Exhibit m17 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m10  Amendment No. 9 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m10 to
Post-Effective Amendment No. 50 to the Registration Statement of the Registrant
on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.m11  Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, on October 1, 2002, and incorporated herein by reference).

EX-99.m12  Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated as of February 27, 2004 (filed as Exhibit m18 to
Post-Effective Amendment No. 104 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m13  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated September 30, 2004 (filed as Exhibit m22 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m14  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated November 17, 2004 (filed as Exhibit m23 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m15  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m16  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated September 29, 2005 (filed as Exhibit m25 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m17  Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m18  Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, on October 1, 2002, and incorporated herein by reference).

EX-99.m19  Amendment No. 1 the Master Distribution and Individual Shareholder
Services Plan (B Class), dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective Amendment No. 104 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m20  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated September 30, 2004 (filed as Exhibit m26 to
Post-Effective No. 106 to the Registration Statement of American Century
Investment Trust on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m21  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated November 17, 2004 (filed as Exhibit m27 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m22  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m23  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated September 29, 2005 (filed as Exhibit m31 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds, Inc. on November 30, 2005, File No. 33-39242, and
incorporated herein by reference).

EX-99.m24  Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m25  Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997, (filed as Exhibit m18 to Post-Effective Amendment No. 32 to the Registration Statement of American Century Target Maturities Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m26  Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m27  Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated August 1, 2001 (filed as Exhibit m3 to Post-Effective
Amendment No. 44 to the Registration Statement of American Century Government
Income Trust on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.m28  Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated December 3, 2001 (filed as Exhibit m4 to Post-Effective
Amendment No. 16 to the Registration Statement of the American Century
Investment Trust on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.m29  Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2005, File No. 2-94608, and incorporated herein by reference).

EX-99.m30  Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m31  Amendment No. 5 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated July 29, 2005 (filed as Exhibit m7 to Post-Effective
Amendment No. 51 to the Registration Statement of American Century Government
Income Trust on July 28, 2005, File No. 2-99222, and incorporated herein by reference).

EX-99.m32  Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 29, 2005 (filed electronically as Exhibit
m8 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.n1   Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds, File No.
2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of the Registrant, File No. 2-91229, on December
23, 2002, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations,
Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement of American Century Mutual Funds, Inc.,
File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5   Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6   Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust, File No.
33-65170, on August 1, 2004, and incorporated herein by reference).

EX-99.n7   Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment
No. 20 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8   Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9   Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10  Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of American Century Mutual Funds, Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11  Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12  Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to Post-Effective Amendment No. 23 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on March 30, 2006, File No. 33-79482, and incorporated herein by reference).

EX-99.p1   American Century Investments Code of Ethics (filed as Exhibit p1 to
Pre-Effective Amendment No. 1 to the Registration Statement of American Century
Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

EX-99.p2   Independent Directors' Code of Ethics amended February 28, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).